January 3, 1999

         Board of Directors
         Cornerstone Ministries Investments, Inc
         6035 Atlantic Blvd. Suite C
         Norcross, GA  30071

         Gentleman:

         This letter will confirm Presbyterian Investors Fund, Inc. agreement to provide clerical and office support for 1999 to Cornerstone Ministries Investments, Inc. For the consideration detailed below, PIF will provide the following services:

         Office space, including storage space for loan and investor files Telephone service including long distance services
         Fax and e-mail services
         Mail pick up and delivery
         Secretarial services
         Loan administration services (record keeping and processing of payments).
         Management services

         For these services CMI will pay to PIF a monthly administrative fee of 1/12th of 1.5% of the assets of CMI. Based upon our understanding of the work required the Trustees of Presbyterian Investors Fund, Inc. believe this to be a fair and reasonable compensation

         Please sign below and return this to our office.

         Sincerely,

         S/JOHN T. OTTINGER

         John T. Ottinger

         For Trustees of Presbyterian Investors Fund, Inc.

         Accepted:

         S/CECIL A. BROOKS

         Cecil A. Brooks, for the Board of Cornerstone Ministries Investments, Inc.

                                  Exhibit 10.1

                             T. JACKSON McDANIEL III
                           Certified Public Accountant
                               1439 McLendon Drive
                                     Suite C
                                Decatur, GA 30033
                                 (770) 491-0609

I consent to the use of my reports and financial statements included in the prospectus for Cornerstone Ministries Investments, Inc. and the reference to me under the heading "Experts" in its registration statement on form SB-2.

    S/T. JACKSON MCDANIEL III, CPA                   December 15, 1999
    -----------------------------------
    T. Jackson McDaniel III, CPA

                                  Exhibit 23.1